SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2003

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11336	41-1749708
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447
(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated April 22, 2003

Item 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” and is included under this Item 9 as contemplated by SEC Release No. 33-8216.

A copy of the press release issued by Ciprico Inc. on Tuesday, April 22, 2003, describing its results of operations for the quarter ended March 31, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Thomas S. Wargolet
Date: April 22, 2003		Thomas S. Wargolet, Vice President Finance / Chief Financial Officer
(Principal Financial and Accounting Officer)